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                                                                   Exhibit 10.70
                                  CONFIRMATION

                                                                 October 8, 2002

Nelnet, Inc.
Nelnet Loan Services, Inc.
121 South 13th Street
Suite 301
Lincoln, NE 68505

Attention: Terry J. Heimes

        Subject: Student Loan Rate Cap Transaction
        Swap Ref No:_______________________

The purpose of this confirmation is to set forth the terms and conditions of the above referenced rate cap transaction entered into on the Trade Date specified below (the "Swap Transaction") between JPMorgan Chase Bank ("JPMorgan") and, collectively, Nelnet, Inc. and Nelnet Loan Service, Inc. (the "Company"). This confirmation constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         1. This Confirmation is subject to, and incorporates, the 2000 ISDA Definitions, (the "ISDA Definitions"), published by the International Swaps and Derivatives Association, Inc. ("ISDA"), except that, for purposes of this Confirmation, all references to "Swap Transactions" in the ISDA Definitions will be deemed to be references to "Transactions". This Confirmation supplements, forms a part of and is subject to the ISDA Master Agreement and Schedule thereto dated as of May 20, 2002 (the "Master Agreement") between JPMorgan and the Company. All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation, the ISDA Definitions, or the Master Agreement, as the case may be, this Confirmation will control for purposes of the Transaction to which this Confirmation relates.

         2. The terms of the particular Transaction to which this Confirmation relates are as follows:

TRADE I

Trade Date:                         October 8, 2002.

Effective Date:                     October 8, 2002.

Floating Rate Payer:                The Company.

Floating Rate Payer Payment Dates:  Early Payment applies - three (3) Business
                                    Days prior to the applicable Period End Date or the Termination Date, as the case may be.

Fixed Rate Payer:                   JPMorgan.

Fixed Rate Payer Payment Dates:     The 25th day of each March, June, September,
                                    and December, beginning December 25th, 2002, and ending on the Termination Date, subject to adjustment


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                                    in accordance with the Following Business
                                    Day Convention.

A-1 CAP:

        A-l Cap Notional Amount:    (i) For the first Calculation Period,
                                    $124,000,000, and
                                    (ii) for each subsequent Calculation Period, the actual principal amount of the Class A-l
                                    Notes outstanding as of the last day of such Calculation Period provided by 2.

        Floating Rate Payments:

             A-l Cap Rate:          Adjusted Student Loan Rate.

             Floating Rate:         Floating Rate Option plus the Spread.

             Floating Rate Option:  USD-LIBOR-BBA, provided however, that (i)
                                    the term "London Banking Days" shall mean a Banking Day in New York and London and (ii) if USD-LIBOR Reference Banks is used as a fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.

             Spread:                0.00% (0 bps).

             Floating Rate
             Designated Maturity:   Three (3) months for every Calculation
                                    Period.

             Floating Rate Reset
             Dates:                 The first day of each Calculation Period.

             Floating Rate Day
             Count Fraction:        Actual/360

             Floating Rate Period   The 25th day of each March, June, September,
             End Dates:             and December beginning December 25, 2002,
                                    and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

        Fixed Rate Payments:

             Fixed Rate:            0.0025% (0.25 bps).

             Fixed Rate Day Count
             Fraction:              Actual/360

        A-l Cap Termination Date;   The earliest of (i) September 25, 2008, (ii)
                                    the Distribution Date following the end of the Collection Period during which the Pool
                                    Balance is reduced to zero; and (ii) the Distribution Date on which the

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                                    principal balance of all of the Class A-l
                                    Notes is reduced to zero.

A-2 Cap:

        A-2 Cap Notional Amount:    (i) For the first Calculation Period,
                                    $136,000,000, and (ii) for each subsequent
                                    Calculation Period, the actual principal amount of the Class A-2 Notes outstanding as of the last day of such Calculation Period divided by 2.

        Floating Rate Payments:

             A-2 Cap Rate:          Adjusted Student Loan Rate.

             Floating Rate:         Floating Rate Option plus the Spread.

             Floating Rate Option:  USD-LIBOR-BBA, provided however, that (i)
                                    the term "London Banking Days" shall mean a Banking Day in New York and London and (ii) if USD-LIBOR Reference Banks is used as a fallback and quotations are not available, the rate will be the rate in effect for the previous Calculation Period.


             Spread:                0.03% (3 bps).

             Floating Rate          Three (3) months for every Calculation
             Designated Maturity.   Period.

             Floating Rate Reset
             Dates:                 The first day of each Calculation Period.

             Floating Rate Day
             Count Fraction:        Actual/360

             Floating Rate Period   The 25th day of each March, June, September,
             End Dates:             and December beginning December 25, 2002,
                                    and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

        Fixed Rate Payments:

             Fixed Rate:            0.0025% (0.25 bps)

             Fixed Rate Day Count
             Fraction:              Actual/360

             A-2 Cap Termination    The earliest of (i) June 25, 2011, (ii) the
             Date:                  Distribution

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                                             Date following the end of the
                                             Collection Period during which the
                                             Pool Balance is reduced to zero;
                                             and (iii) the Distribution Date or
                                             which the principal balance of all
                                             of the Class A-2 Notes is reduced
                                             to zero.

A-3 CAP:

         A-3 Cap Notional Amount:            (i) For the first Calculation
                                             Period, $92,500,000, and (ii)
                                             for each subsequent Calculation
                                             Period, the actual principal amount
                                             of the Class A-3 Notes outstanding
                                             as of the last day of such
                                             Calculation Period divided by 2.

         Floating Rate Payments:

              A-3 Cap Rate:                  Adjusted Student Loan Rate.

              Floating Rate:                 Floating Rate Option plus the
                                             Spread.

              Floating Rate Option:          USD-LIBOR-BBA, provided however,
                                             that (i) the term "London Banking
                                             Days" shall mean a Banking Day in
                                             New York and London and (ii) if
                                             USD-LIBOR Reference Banks is used
                                             as a fallback and quotations are
                                             not available, the rate will be the
                                             rate in effect for the previous
                                             Calculation Period.

              Spread:                        0.10% (10 bps).

              Floating Rate Designated
              Maturity:                      Three (3) months for every
                                             Calculation Period.

              Floating Rate Reset Dates:     The first day of each Calculation
                                             Period.

              Floating Rate Day Count
              Fraction:                      Actual/360

              Floating Rate Period End       The 25th day of each March, June,
              Dates:                         September, and December beginning
                                             December 25, 2002, and ending on
                                             the Termination Date, subject to
                                             adjustment in accordance with the
                                             Following Business Day Convention.

         Fixed Rate Payments:

              Fixed Rate:                    0.0025% (0.25 bps).

              Fixed Rate Day Count Fraction: Actual/360

         A-3 Cap Termination Date:           The earliest of (i) September 25,
                                             2013, (ii) the Distribution Date
                                             following the end of the Collection

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                                             Period during which the Pool
                                             Balance is reduced to zero; and
                                             (iii) the Distribution Date on
                                             which the principal balance of all
                                             of the Class A-3 Notes is reduced
                                             to zero.

A-4L CAP:

         A-4L Cap Notional Amount:           (i) For the first Calculation
                                             Period, $176,500,000, and (ii) for
                                             each subsequent Calculation Period,
                                             the actual principal amount of the
                                             Class A-4L Notes outstanding as of
                                             the last day of such Calculation
                                             Period divided by 2.

         Floating Rate Payments:

              A-4L Cap Rate:                 Adjusted Student Loan Rate.

              Floating Rate:                 Floating Rate Option plus the
                                             Spread.

              Floating Rate Option:          USD-LIBOR-BBA, provided however,
                                             that (i) the term "London Banking
                                             Days" shall mean a Banking Day in
                                             New York and London and (ii) if
                                             USD-LIBOR Reference Banks is used
                                             as a fallback and quotations are
                                             not available, the rate will be the
                                             rate in effect for the previous
                                             Calculation Period.

              Spread:                        0.22% (22 bps).

              Floating Rate Designated
              Maturity:                      Three (3) months for every
                                             Calculation Period.

              Floating Rate Reset Dates:     The first day of each Calculation
                                             Period.

              Floating Rate Day Count
              Fraction:                      Actual/360

              Floating Rate Period End       The 25th day of each March, June,
              Dates:                         September, and December beginning
                                             December 25, 2002, and ending on
                                             the Termination Date, subject to
                                             adjustment in accordance with the
                                             Following Business Day Convention.

         Fixed Rate Payments:

              Fixed Rate:                    0.0025% (0.25 bps).

              Fixed Rate Day Count Fraction: Actual/360

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              A-4L Cap Termination Date:     The earliest of (i) September 25,
                                             2024, (ii) the Distribution Date
                                             following the end of the Collection
                                             Period during which the Pool
                                             Balance is reduced to zero; and
                                             (in) the Distribution Date on which
                                             the principal balance of all of the
                                             Class A-4L Notes is reduced to
                                             zero.

B CAP:

         B Cap Notional Amount:              (i) For the first Calculation
                                             Period, $21,000,000, and (ii) for
                                             each subsequent Calculation Period,
                                             the actual principal amount of the
                                             Class B Notes outstanding as of the
                                             last day of such Calculation Period
                                             divided by 2.

         Floating Rate Payments:

              B Cap Rate:                    Adjusted Student Loan Rate.

              Floating Rate:                 Floating Rate Option  plus the
                                             Spread.

              Floating Rate Option:          USD-LIBOR-BBA, provided however,
                                             that (I) the term "London Banking
                                             Days" shall mean a Banking Day in
                                             New York and London and (ii) if
                                             USD-LIBOR Reference Banks is used
                                             as a fallback and quotations are
                                             not available, the rate will be the
                                             rate in effect for the previous
                                             Calculation Period.

              Spread:                        0.70% (70 bps).

              Floating Rate Designated
              Maturity:                      Three (3) months for every
                                             Calculation Period.

              Floating Rate Reset Dates:     The first day of each Calculation
                                             Period.

              Floating Rate Day Count
              Fraction:                      Actual/360

              Floating Rate Period End
              Dates: The 25th day of each March, June, September, and December beginning December 25, 2002, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

         Fixed Rate Payments:

              Fixed Rate:                    0.0025% (0.25 bps).

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         Fixed Rate Day Count Fraction:      Actual/360

         B Cap Termination Date:             The earliest of (i) December 25,
                                             2033, (ii) the Distribution Date
                                             following the end of the Collection
                                             Period during which the Pool
                                             Balance is reduced to zero; and
                                             (iii) the Distribution Date on
                                             which the principal balance of all
                                             of the Class B Notes is reduced to
                                             zero.


SETTLEMENT:                                  On each Floating Rate Payer Payment
                                             Date, the Floating Rate Payer will
                                             pay to the Fixed Rate Payer the
                                             greater of (i) zero and (ii) the
                                             sum of the amounts (to the extent
                                             such amount is positive) determined
                                             with respect to the A-1 Cap, the
                                             A-2 Cap, the A-3 Cap, the A-4L Cap
                                             and the B Cap pursuant to the
                                             following formula:


                                                 (Floating Rate minus the Cap
                                                 Rate) X Notional Amount X
                                                 Floating Rate Day Count
                                                 Fraction;

                                             provided that in no event, shall
                                             the Floating Rate Payer be liable
                                             for an amount in the aggregate in
                                             excess of (a) one half of the B Cap
                                             Notional Amount as of each Floating
                                             Rate Payer Payment Date less (b)
                                             all payments the Floating Rate
                                             Payer has made under this Trade I
                                             prior to such Floating Rate Payer
                                             Payment Date net of any payments
                                             (other than payments of interest)
                                             made by the Floating Amount Payer
                                             to the Floating Rate Payer under
                                             Trade II.

                                             Subject to Section 3(f) below, on
                                             each Fixed Rate Payer Payment Date,
                                             the Fixed Rate Payer will pay to
                                             the Floating Rate Payer the sum of
                                             the amounts determined with respect
                                             to die A-1 Cap, the A-2 Cap, the
                                             A-3 Cap, the A-4L Cap and the B Cap
                                             pursuant to the following formula:

                                                 Fixed Rate X Notional Amount X
                                                 Fixed Rate Day Count Fraction.

TRADE II

Trade Date:                                  October 8, 2002.

Effective Date:                              October 8, 2002.

Floating Amount Payer:                       JPMorgan.

Termination Date:                            The earliest of (i) December 25,
                                             2033, (ii) the

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                                             Distribution Date following the end
                                             of the Collection Period during
                                             which the Pool Balance is reduced
                                             to zero; and (iii) the Distribution
                                             Date on which the principal balance
                                             of all the Class A-1 Notes, Class
                                             A-2 Notes, Class A-3 Notes, Class
                                             A-4L Notes and the Class B Notes
                                             are reduced to zero.

Floating Amount:                             An aggregate amount equal to any
                                             Floating Rate Payments made by the
                                             Floating Rate Payer to the Fixed
                                             Rate Payer under Trade I with
                                             respect to the corresponding
                                             Calculation Period.

Floating Rate Period End Dates:              The 25th day of each March,
                                             June, September, and December
                                             beginning December 25, 2002, and
                                             ending on the Termination Date,
                                             subject to adjustment in accordance
                                             with the Following Business Day
                                             Convention.

Settlement:                                  Subject to Section 3(f) below, the
                                             Floating Amount Payer shall pay the
                                             Floating Rate Payer under Trade I
                                             the Floating Amount on each
                                             Floating Rate Payer Payment Date.

                                             Notwithstanding the foregoing, the
                                             Floating Amount Payer shall be
                                             obligated to pay the Floating
                                             Amount on a Floating Rate Payer
                                             Payment Date only if:

                                                 (i) the Floating Rate Payer's
                                                 obligations under Trade I with
                                                 respect to the applicable
                                                 Floating Rate Payer Payment
                                                 Date have been satisfied; and

                                                 (ii) to the extent that
                                                 sufficient Available Funds are
                                                 in the Collection Fund to make
                                                 the scheduled payment in
                                                 accordance with Section
                                                 5.03(c)(xii) of the Indenture
                                                 or sufficient funds are
                                                 available in the Reserve Fund
                                                 to make the scheduled payment
                                                 in accordance with Section 5.04
                                                 of the Indenture (as if the
                                                 Floating Rate Payer under Trade
                                                 I were one of the two
                                                 "Counterparties" thereunder).

                                             If the Floating Amount is not paid
                                             on a Floating Rate Payer Payment
                                             Date in full, the unpaid amount,
                                             together with interest thereon at a
                                             rate of USD-LIBOR-BBA accrued on a
                                             basis of Actual/360 shall be paid
                                             on the next succeeding Floating
                                             Rate Payer Payment Date on which
                                             funds are available therefore in
                                             accordance with the Indenture (as
                                             if the Floating Rate Payer under
                                             Trade I were one of the two
                                             "Counterparties" thereunder). On
                                             any day, the rate

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                                             shall be the then current
                                             USD-LIBOR-BBA rate determined as
                                             set forth in the Trade I.

         3. ADDITIONAL PROVISIONS:

         (a)      Business Days. New York

         (b) Calculation Agent. Nelnet, Inc., acting in its capacity as the "Administrator" under the Administration Agreement. The Administrator shall act as Calculation Agent pursuant to the terms of the Administration Agreement and in accordance with the terms of the Schedule. Any calculations and determinations made by the Administrator as Calculation Agent shall be the same as the corresponding calculations and determinations made by it in its capacity as "Calculation Agent" under that certain Student Loan Rate Cap Transaction, evidence by a Confirmation, dated October 8, 2002, between Nelnet Student Loan Trust 2002-2 (the "Trust") and JPMorgan (the "Corresponding Swap Transaction").

         (c)      Governing Law. New York law.

         (d) Notice of Payment Amounts. The Calculation Agent shall provide notice to the Floating Rate Payer and the Fixed Rate Payer by at least 1:00 p.m. (New York City time) 1 Business Day prior to the Floating Rate Payer Payment Date with respect to Trade I of whether the Floating Rate Payer is required to make a payment and, if so, the amount of such payment together with reasonable details as to how the amounts were calculated. Notwithstanding anything herein to the contrary, if notice is received by the Floating Rate Payer after 1:00 p.m. (New York City time) 1 Business Day prior to each such Floating Rate Payer Payment Date, the Floating Rate Payer Payment Date shall be one Business Day after the day such notice is deemed to be received. For purposes hereof, any notice received on any day after 1:00 p.m. and/or any day that is not a Business Day shall be deemed received on the next Business Day.

         (e) Termination Payments: In the case of any early termination of this Transaction as a result of an Event of Default where JPMorgan is the Defaulting Party, any amount payable by JPMorgan pursuant to Section 6(e) of the Master Agreement shall be capped at an amount equal to the product of (x) 0.10% (10 bps) and (y) the sum of the A-l Cap Notional Amount, A-2 Cap Notional Amount, A-3 Cap Notional Amount, A-4L Cap Notional Amount and B Cap Notional Amount as of the Early Termination Date. In the case of any early termination of this Transaction in which an amount is payable by the Company pursuant to
Section 6(e) of the Master Agreement, such amount shall be capped at amount not to exceed (a) one half of the B Cap Notional Amount as of the date of such early termination less (b) all payments the Floating Rate Payer has made under Trade I prior to such early termination date net of any payments (other than payments of interest) made by the Floating Amount Payer to the Floating Rate Payer under Trade II.

         (f) Condition to Payments by JPMorgan: It shall be a condition precedent to each payment to be made under this Transaction (including for purposes of any obligation of JPMorgan to make any payment under Section 2(a)(i) of the Agreement and the occurrence of an event of default under Section 5(a)(i) of the Agreement with respect to JPMorgan) by JPMorgan that JPMorgan shall have received the payment corresponding thereto (a "corresponding payment") that is due to it from the Trust under the Corresponding Swap Transaction. If any such corresponding payment is not received by JPMorgan as and when due, JPMorgan shall not be obligated to make payment hereunder unless and until it receives such corresponding payment.

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         4. ACCOUNT DETAILS:

Payments to Party A:

         For the Account of:           JPMorgan

                                       JPMorgan Chase Bank
                                       ABA # 021-000-021
                                       Account No. 999-97-341
                                       Attn: Structured Products Trading

         For payment inquiries:        JPMorgan Chase Bank
                                       Structured Products Trading
                                       270 Park Avenue
                                       8th Floor
                                       New York, New York 10017
                                       Attn: Jaynita K. Pala
                                       Telephone No.: 212-834-7553
                                       Facsimile No.: 212-834-6187

Payments to the Company:

         For the Account of:           Nelnet, Inc.

                                       Union Bank and Trust
                                       ABA # 104-910-795
                                       A/C: # 601-435-2
                                       Attn: Julie Waltke

         For payment inquiries:        Nelnet, Inc.
                                       121 South 13th Street
                                       Suite 301
                                       Lincoln, NE 68505
                                       Attention: Terry J. Heimes
                                       Facsimile No.: 402-458-2399
                                       Telephone No.: 402-458-2300
                                       Electronic Messaging System Details: None

         5. OFFICES:

         (a) The Office of JPMorgan for this Transaction is 270 Park Avenue, 40th Floor, New York, New York 10017-2070, Attention: Legal Department - Capital Markets. Except as otherwise provided in the Schedule to the Agreement, the foregoing shall be the address for notices or communications to JPMorgan.

         (b) The Office of the Company for this Transaction is Nelnet, Inc 121 South 13th Street, Suite 301, Lincoln, Nebraska 68505, Attention: Terry J. Heimes.

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         6. ADDITIONAL DEFINITIONS:

         The following terms shall have the meanings set forth below when used in this Confirmation:

         "Calculation Period" means, in respect of a Swap Transaction and a party, each period from, and including, one Period End Date of that party to, but excluding, the next following applicable Period End Date during the Term of the Swap Transaction, except that (a) the initial Calculation Period for the party will commence on, and include, the Effective Date, and (b) the final Calculation Period for the party will end on, but exclude, the Termination Date.

         "Expected Interest Collections" means, with respect to any Collection Period, the sum of (i) the amount of interest accrued, net of amounts required to be paid to the Department or to be repaid to Guarantors or borrowers, with respect to the Financed Eligible Loans for such Collection Period (whether or not such interest is actually paid) and (ii) all Interest Benefit Payments and Special Allowance Payments expected to be received by the Trustee for such Collection Period (whether or not actually received), net of amounts required to be paid to the Department, with respect to the Financed Eligible Loans, to the extent not included in (i) above, and (iii) investment earnings on all Investment Securities held by the Trustee available for deposit in the Collection Fund for such Distribution Date.

         "Adjusted Student Loan Rate" means, with respect to any Calculation Period, the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in the relevant Calculation Period and (b) the percentage equivalent (not less than zero percent) of a fraction (i) the numerator of which is equal to Expected Interest Collections for the Collection Period relating to such Calculation Period less the Servicing Fee with respect to such relevant Collection Period and the Administration Fee and the Derivative Product Fees payable on the relevant Floating Rate Payer Payment Date, and (ii) the denominator of which is the Pool Balance as of the first day of such Collection Period.

         In addition, the terms "Administration Agreement", "Administration Fee", "Administrator", ' "Available Funds", "Class A-1 Notes", "Class A-2 Notes", "Class A-3 Notes", "Class A-4L Notes," "Class B Notes", "Collection Fund", "Collection Period", "Department", "Derivative Product Fees", "Derivative Product Payments", "Distribution Date", "Eligible Lender Trustee", "Guarantor
", "Indenture", "Interest Benefit Payments", "Investment Securities", "Notes", "Pool Balance", "Servicing Fee", "Reserve Fund", "Special Allowance Payments", "Specified Reserve Fund Balance" and "Financed Eligible Loans" shall have the meanings when used in this Confirmation as ascribed to them in (i) the Trust Agreement, dated as of September 1, 2002, by and among Nelnet Student Loan Funding, LLC, as the Initial Certificate holder and sponsor, and Wilmington Trust Company (in its individual capacity, the "Trust Company," ("Trust Company") and solely in its capacity thereunder, the "Delaware Trustee"), entered into in order to establish Nelnet Student Loan Trust 2002-2; or (ii) the Indenture of Trust, dated as of September 1, 2002 (the "Indenture"), by and between Nelnet Student Loan Trust 2002-2 (the "Issuer"), and Zions First National Bank, (together with its successors, the "Trustee"), as trustee thereunder.

         7. ADDITIONAL TERMINATION PROVISIONS.

         Notwithstanding anything to the contrary herein (including Paragraph 3 above) or in the Agreement:

         (1) Both parties hereby agree and acknowledge that it shall be an Additional Termination Event if an Early Termination Date is designated under the Corresponding Swap Transaction (a "NELNET Termination"), with the Early Termination Date in respect of this Transaction being the Early

                                       11
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Termination Date for the NELNET Termination and neither party shall be required to designate an Early Termination Date in respect of this Transaction.

         (2) Both parties hereby agree and acknowledge that (a) in no event shall any amount owed by JPMorgan pursuant to any termination of this Transaction exceed the amount actually received by JPMorgan from the Nelnet Student Loan Trust 2002-2 under the Corresponding Swap Transaction in connection with a NELNET Termination, and, if no amount is received from the Nelnet Student Loan Trust 2002-2, then no amount shall be due or be payable by JPMorgan in connection with any termination of this Transaction, and (b) if the amount calculated as due from JPMorgan in respect of any NELNET Termination is greater (such difference, a "Termination Deficiency") than the amount calculated as due from the Company in respect of a termination of this Transaction, then such amount calculated as due from the Company in respect of a termination of this Transaction shall automatically increase by the Termination Deficiency and the Company shall be obligated to pay the increased amount to JPMorgan as provided herein.

         (3) Both parties hereby agree and acknowledge that if any portion of any amount that was previously distributed to Nelnet Student Loan Trust 2002-2 or MSCS under the Corresponding Swap Transaction (the party receiving the distribution, the "Disgorging Party") is recoverable and recovered from the Disgorging Party as a voidable preference or otherwise by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code or any other insolvency, bankruptcy, or similar law or regulation, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (the recovered amount, a "Returnable Amount"), then JPMorgan (if the Disgorging Party is Nelnet Student Loan Trust 2002-2) or the Company (if the Disgorging Party is JPMorgan) will pay to the other party under this Transaction an amount equal to the Returnable Amount [plus an amount sufficient to pay interest on such Returnable Amount (calculated at the rate equal to the daily USD-Federal Funds-H.15) from the date recovered from the Disgorging Party,] immediately on demand.

         [(4)     Both parties hereby agree and acknowledge that if JPMorgan transfers its obligations under the Corresponding Swap Transaction as a result of the occurrence of any termination event thereunder (including a credit downgrade as described in Paragraph l(h)(A) of the Schedule to the Corresponding Swap Transaction, any "Event of Default" or "Potential Event of Default" under the Corresponding Swap Transaction), JPMorgan and the Company will use their reasonable good faith efforts to cause this Transaction to be assigned to the party to whom JPMorgan is transferring the Corresponding Swap Transaction.]

                                       12
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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                       Very truly yours,

                                       JPMORGAN CHASE BANK

                                       By: /s/ Don Thompson
                                           -------------------------------------
                                       Name:  DON THOMPSON
                                       Title: MANAGING DIRECTOR AND
                                              ASSOCIATE GENERAL COUNSEL

Accepted and confirmed as of
the date first written above.

NELNET, INC.

By: /s/ Jeffrey R. Noordhoek
   ------------------------------------
   Name: Jeffrey R. Noordhoek
   Title: Sr. Vice President

NELNET LOAN SERVICES, INC.

By: /s/ Edward P. Martinez
   ------------------------------------
   Name: Edward P. Martinez
   Title: Sr. Vice President

                                       13